 EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Neema, Inc. (the “Company”) on Form 10-Q for the period ended July 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. David Brow, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	September 14, 2009	/s/ J. David Brow

J. David Brow

Chief Executive Officer and

Chief Financial Officer;

(Principal Executive Officer and

Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Neema, Inc. and will be retained by Neema, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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